SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): December 2, 1998



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


          Canada                       1-12935                  75-2294373
(State of incorporation or    (Commission File Number)        (IRS Employer
       organization)                                        Identification No.)

                               17304 Preston Road
                                    Suite 200
                               Dallas, Texas 77252
                    (Address of principal executive offices)


                                 (972) 673-2000
                         (Registrant's telephone number)

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ITEM 5.     Other Events.

     On December 2, 1998, Denbury Resources Inc. (the "Company") announced that it had reached an agreement in principle with its largest shareholder, the Texas Pacific Group ("TPG") to issue to an affiliate of TPG $100 million of common shares of the Company at $5.39 per share, subject to certain conditions, including a fairness opinion and shareholder approval. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 2, 1998


                                          Denbury Resources, Inc.


                                          By:  /s/ Phil Rykhoek
                                              --------------------------
                                          Name: Phil Rykhoek
                                          Title:Chief Financial Officer


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                                  EXHIBIT INDEX



    Exhibit
      No.                       Exhibit Description

      99.1            Press Release dated December 2, 1998
































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